                        OFFICE/LIGHT MANUFACTURING LEASE
                         (2900 Center Green Court South)
                               (Boulder, Colorado)
                                  LEASE SUMMARY

1.  Landlord:                          THW Partners Limited Partnership, a
                                       Colorado limited partnership

2.  Tenant:                            Gilead Sciences, Inc., a
                                       Delaware corporation

3.  Guarantor:                         None

4.  Premises:                          Second Floor, 2900 Center Green Court
                                       South, Boulder, Colorado

5.  Rentable Square Feet:              Approximately 10,207 square feet

6.  Commencement Date:                 March 1, 2000

7.  Expiration Date:                   February 28, 2005

8.  Term:                              Five (5) years

9.  Rent Commencement Date:            March 1, 2000

10. Initial Rent:                      $173,519
    (Annually)

11. Initial Rent:                      $14,459.92
    (Monthly)

12. Increase in Base Rent:             3% annual increase on Base Rent during
                                       years two, three, four and five

13. Operating Expenses:                Pro rata share of increases
                                       over 1999 Base Year

14. Tenant's Pro Rata Share
    of the Building Complex:           30.10%



15. Security Deposit:                  $14,459.92 in cash or
                                       acceptable letter of credit

16. Parking Spaces:                    None assigned

17. Tenant Finish Allowance            $112,277.00 per Workletter

18. Option on Additional Space:        None

19. Option to Renew:                   Two 5-year terms @ 95% of
                                       Market Rates

20. Right of First Offer:              Yes

    EXHIBITS:

    A                                  -  Premises

    B                                  -  Legal Description

    C                                  -  Estoppel and Commencement Date Certificate

    D                                  -  Work Letter Agreement

    E                                  -  Rules and Regulations

    F                                  -  Other Rights of Opportunity
                                            to Lease Space


    Note: This Lease Summary does not in any way modify the terms of the Lease, but rather is for information purposes only. The Lease should be consulted for the specific terms of the Lease Agreement.

                        OFFICE/LIGHT MANUFACTURING LEASE
                         (2900 Center Green Court South)
                               (Boulder, Colorado)

         THIS LEASE is made this _____ day of January, 2000, between THW PARTNERS LIMITED PARTNERSHIP, a Colorado limited partnership ("Landlord") and GILEAD SCIENCES, INC., a Delaware corporation ("Tenant").

         1. PREMISES: Landlord hereby leases to Tenant those certain premises designated on the Plans attached hereto as EXHIBIT A and incorporated herein by this reference (the "Premises"), consisting of a total of approximately 10,207 square feet of space and known as the second floor in the building at 2900 Center Green Court South in Boulder, Colorado (hereinafter the "Building"), located on the real property more particularly described on EXHIBIT B attached hereto and incorporated herein by this reference, together with a non-exclusive right, subject to the provisions hereof, to use all appurtenances thereunto, including, but not limited to, parking areas, and any other areas designated by Landlord for use by tenants of the Building (the Building, the real property on which the same is situated, parking areas, other buildings thereon and areas and appurtenances are hereinafter collectively sometimes called the "Building Complex"). This Lease is subject to the terms, covenants and conditions set forth herein and Tenant and Landlord each covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions to be kept and performed by them.

          2. TERM:

                  (a) The term of this Lease shall be for Five (5) years (the "Primary Lease Term") commencing at 12:01 a.m. on March 1, 2000 (the "Commencement Date") and terminating at 11:59 p.m. on February 28, 2005 (the "Termination Date"), unless sooner terminated pursuant to the terms hereof. If Landlord constructs the tenant improvements pursuant to the Workletter (Exhibit D), in the event that the Premises are not "Ready for Occupancy," as such term is defined in Paragraph 20 hereof, prior on or before the Commencement Date, the Commencement Date (and the date for commencement of rental payments) shall mean and refer to the date the Premises are Ready for Occupancy. If Tenant constructs the tenant improvements pursuant to the Workletter (Exhibit D), the Commencement Date and the date for commencement of rental payments may be deferred as a result of any Landlord Delays, as described in Paragraph 20 hereof.

                  (b) If, as a result of the postponement or acceleration of the Commencement Date, the term would begin other than on the first day of the month, Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month and all other terms and conditions of this Lease shall be in force and effect during such partial month, and the end of the term hereof shall be adjusted to a date which is the last day of the month five (5) years after the Commencement Date. Tenant agrees to execute and deliver to Landlord, in form attached hereto as EXHIBIT C, an Estoppel and Commencement Date Certificate, within thirty (30) days of the date the term commences, certifying as to the actual commencement and termination dates of the term, the rent commencement date, if different, and such other matters as may be required by Landlord.

         3. RENT: Tenant shall pay rent to Landlord for the Premises from the Commencement Date through December 31, 2000 at the rate of One Hundred Seventy Three Thousand, Five Hundred and Nineteen Dollars ($173,519) per year, payable in equal monthly installments of Fourteen Thousand Four Hundred Fifty Nine and 92/100 Dollars ($14,459.92).

         A portion of the foregoing rent is Tenant's Pro-Rata Share of Operating Expenses for the calendar year 1999, the exact amount of which remains to be determined. The balance of the foregoing rent is defined as "Base Rent."

         On January 1, 2001, and on each January 1st thereafter throughout the term and any extended term of this Lease, the Operating Expense component of the rent shall be adjusted as provided in paragraph 5.b. of this Lease.

         On March 1, 2001, and on each March 1st thereafter throughout the term and any extended term of this Lease, the Base Rent due for the ensuing year shall be increased by 3% of the Base Rent payable during the preceding year.

All installments of Rent shall be payable in advance, on the first (1st) day of each calendar month during the term hereof. Rent for the first and last months of the term, hereof shall be prorated based upon the number of days during each of said months that the Lease term was in effect. One monthly installment of Rent shall be due and payable on the date of execution of this Lease by Tenant. All Rent shall be paid without notice, demand, deduction or offset, at the office of Landlord or to such other person or at such other place as Landlord may designate in writing. Tenant shall pay to Landlord as "Additional Rent" all other sums due under this Lease.

         4. SECURITY DEPOSIT: It is agreed that Tenant, concurrently with the execution of this Lease, has deposited with Landlord, and will keep on deposit at all times during the term hereof, a sight draft letter of credit from a reputable financial institution satisfactory to Landlord, payable to Landlord, in the amount of Fourteen Thousand Four Hundred Fifty Nine and 92/100 Dollars ($14,459.92), the receipt of which is hereby acknowledged, as security for the payment by Tenant of the rent and all other sums herein agreed to be paid and for the faithful performance of all the terms, conditions and covenants of this Lease. If, at any time during the term hereof, Tenant shall be in default in the performance of any provisions of this Lease, Landlord shall have the right, but shall not be obligated, to draw upon said letter of credit and to use the proceeds therefrom, or so much thereof as necessary, in payment of any rent in default, reimbursement of any expense incurred by Landlord, and in payment of any damages incurred by the Landlord by reason of Tenant's default. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized for such purposes, shall be refunded to Tenant, without interest, within sixty (60) days after the termination of this Lease upon full performance of this Lease by Tenant and vacation of the Premises by Tenant. Landlord shall have the right to commingle any cash portion of said deposit with other funds of Landlord. Landlord may assign the letter of credit and deliver any cash funds deposited herein by Tenant to any purchaser of Landlord's interest in the Premises who assumes all of Landlord's obligations under this Lease and holds such letter of credit and/or cash pursuant to the terms of this Lease, in the event such interest is sold, and thereupon Landlord shall be discharged from further liability with respect to such deposit. If said letter of credit is not assignable, Tenant agrees to replace the letter of credit payable to Landlord with one payable to any such purchaser of the Premises. If the valid claims of Landlord exceed the amount of said deposit, Tenant shall remain liable for the balance of such claims.

          5. ADDITIONAL RENT:

         (a) The following terms shall have the following meanings with respect to the provisions of this Paragraph 5:

                  (1) "Building Complex Rentable Area" shall mean all rentable space available for lease in the Building Complex, calculated on the basis set forth in BOMA Publication #ANSIZ-65.1-1980. If there is a significant change in the aggregate Building Complex Rentable Area, of a permanent nature, as a result of an addition to the Building Complex, partial destruction thereof or similar circumstance, Landlord's Accountants (as herein defined) shall determine and make an appropriate adjustment to the provisions herein.

                  (2) "Tenant's Pro Rata Share" shall mean a fraction, the numerator of which is the BOMA Rentable Area of the Premises (i.e. 10,207 square feet) and the denominator of which is the Building Complex Rentable Area (i.e. 33,909 square feet), and is equal to 30.10%. At such time, if ever, any space is added to or subtracted from the Premises pursuant to the terms of this Lease, Tenant's Pro Rata Share shall be increased or decreased accordingly.

                  (3) "Operating Expenses" shall mean:

                           A. All operating expenses of any kind or nature
which are necessary, ordinary or customarily incurred with respect to the operation and maintenance of the Building Complex as determined in accordance with generally accepted accounting principles and shall include, but not be limited to:

                                    (i) Costs of supplies, including but not
limited to the cost of "relamping" all Building lighting as the same may be required from time to time;

                                    (ii) Costs incurred in connection with
obtaining and providing energy for the Building Complex, including but not limited to costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources as well as costs for heating, ventilation, and air conditioning services ("HVAC");

                                    (iii) Costs of water and sanitary and
storm drainage services;

                                    (iv) Costs of janitorial and security
services, if any;

                                    (v) Costs of general maintenance and
repairs, including costs under HVAC and other mechanical maintenance contracts; and repairs and replacements of equipment used in connection with the maintenance and repair work;

                                    (vi) Costs of maintenance and replacement
of landscaping, sprinkler systems; and costs of supplies, maintenance, repair, striping and repaving of parking areas, common areas, plazas and other areas of the Building Complex, including trash and snow removal;

                                    (vii) Insurance premiums, including fire
and all-risk coverage, together with loss of rent endorsement; public liability insurance; and any other insurance carried by Landlord on the Building Complex or any component parts thereof;

                                    (viii) Labor costs, including wages and
other payments, costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare fringe benefits incurred directly in connection with the operation of the Building Complex, and all legal fees and other costs or expenses incurred in resolving any labor disputes;

                                    (ix) Professional building management
fees not to exceed market rate management fees in the Boulder area;

                                    (x) Legal, accounting, inspection and
other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or reasonably to improve the operation, maintenance or state of repair of the Building Complex) incurred for the normal prudent operation of the Building Complex (but not those incurred in connection with Landlord's business relationship or dealings with tenants or prospective tenants);

                                    (xi) The costs of capital improvements
and structural repairs and replacements made in or to the Building Complex or the cost of any machinery or equipment installed in the Building Complex in order to conform to changes, subsequent to the Lease Commencement Date, in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building Complex (herein, "Required Capital Improvement"); and the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses (herein, "Cost Savings Improvements"). The expenditures for Required Capital Improvements and Cost Savings Improvements shall be amortized and included within annual Operating Expenses over the useful life of such capital improvement or structural repair or replacement (as determined by Landlord's accountants), provided that the amortized amount of any Cost Savings Improvement shall be limited in any year to the reduction in Operating Expenses as a result thereof. Landlord shall apprise Tenant of its plans to make any Required Capital Improvement or Cost Savings Improvement prior to commencement of work on such improvements. The foregoing shall not, however, imply that Tenant has any right to approve of such improvements or be construed to require Tenant's consent to any such improvement;

                                    (xii) All real property taxes and
assessments ("Taxes and Assessments") levied against the Building Complex by any governmental or quasi-governmental authority, including any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Building Complex as a result of the use, ownership or operation of the Building Complex or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments; provided, however, that any taxes which shall be levied on the rentals of the Building Complex shall be determined as if the Building Complex were Landlord's only property and provided further, that in no event shall the term "Taxes and Assessments", as used herein, include any federal, state or local income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes; such term shall, however, include gross taxes on rentals and expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such Taxes or Assessments (all of the foregoing are collectively referred to herein as "Taxes"). "Assessments" shall include any and all so-called special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building or the Building Complex, or against any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessment shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. If the Building Complex has not been fully assessed as a completed project, for the purposes of computing the Real Estate Taxes for any adjustment required herein, the same shall be increased by Landlord's Accountants, in accordance with their estimate of what the assessment will be, upon full completion of the Building Complex, including installation of all tenant finish items. The terms "taxes" and "assessments" as used herein shall not include any interest, penalties or fines resulting from delinquency in payments or other causes.

                                    (xiii) Any other expense which under
generally accepted accounting principles would be considered a normal maintenance or operating expense. If Landlord selects an accrual accounting basis for calculating Operating Expenses, Operating Expenses shall be deemed to have been paid when such expenses have accrued in accordance with generally accepted accounting principles.

                           B. But shall expressly exclude Landlord's income
taxes; leasing commissions, advertising and promotional expenses; interest on debt or amortization payments on any mortgages or deeds of trust; depreciation, costs of repairs or other work occasioned by fire, windstorm or other casualty to the extent of insurance proceeds received; costs and expenditures which Landlord has treated (or which Landlord should, in accordance with U.S. Generally Accepted Accounting Principals treat), for its accounting purposes, as a capital expenditure, other than Required Capital Improvements and Cost Savings Improvements referred to in Paragraph 5(a)(3)(xi) above, and any other expense which under generally accepted accounting principles would not be considered a normal maintenance or operating expense, except as otherwise specifically provided herein.

                  b. It is hereby agreed that Tenant shall pay to Landlord as Additional Rent, commencing January 1, 2001, Tenant's Pro Rata Share of the amount by which Operating Expenses for the calendar year 2000 exceed the Operating Expenses for the calendar year 1999, payable monthly, on the same date and at the same place Base Rent is payable. In a like manner, Additional Rent shall be adjusted as of each January 1st during the Term. Landlord shall deliver to Tenant, as soon as practicable following the end of any calendar year, a calculation of the Operating Expenses for the calendar year just ended and the adjustment in rent resulting from any excess of such Operating Expenses over the Operating Expenses for the base year of 1999 (the "Budget Sheet"). Until receipt of the Budget Sheet, Tenant shall continue to pay its monthly Tenant's Pro Rata Share of Operating Expenses based upon the amount paid during the preceding calendar year. To the extent that the Budget Sheet reflects Tenant's Pro Rata Share of Operating Expenses for the new calendar year greater than the amount actually paid to the date of receipt of the Budget Sheet for the new calendar year, Tenant shall pay such amount to Landlord within thirty (30) days of receipt of the Budget Sheet. Upon receipt of the Budget Sheet, Tenant shall thereafter pay the amount of its monthly Tenant's Pro Rata Share of Operating Expenses as set forth in the Budget Sheet.

                  c. If the Lease term hereunder covers a period of less than a full calendar year during the last calendar year of the term hereof, Tenant's Pro Rata Share of Operating Expenses for such partial year shall be adjusted accordingly to reflect the number of months in such year during which Tenant leased the Premises.

                  d. Tenant shall have the right at its own expense and at a reasonable time (after written notice to Landlord) within ninety (90) days after receipt of the Budget Sheet to audit Landlord's books relevant to the Additional Rent due under this Paragraph 5. Landlord shall fully cooperate with Tenant in connection with such audit. In the event Tenant does not audit Landlord's books and deliver the results thereof to Landlord within said 90-day period, the terms and amounts set forth in the Budget Sheet shall be deemed conclusive and final and Tenant shall have no further right to adjustment unless the failure to complete such audit is caused by Landlord's failure to provide or make available to Tenant the information necessary to complete such audit, in which case such time period shall be appropriately expanded. In the event Tenant's examination reveals that an error has been made in Landlord's determination of Tenant's Pro Rata Share of Operating Expenses and Real Estate Taxes and Landlord agrees with such determination, then the amount of such adjustment shall be payable by Landlord or Tenant, to the other party as the case may be. In the event Tenant's examination reveals an error has been made in Landlord's determination of Tenant's Pro Rata Share of Operating Expenses and Real Estate Taxes, and Landlord disagrees with the results thereof, Landlord shall have thirty (30) days to obtain, at its own expense, an audit from an accountant of its choice to determine Tenant's Pro Rata Share of Operating Expenses and Real Estate Taxes. In the event Landlord's accountant and Tenant's accountant are unable to reconcile their audits, both accountants shall mutually agree upon a third accountant, whose determination of Tenant's Pro Rata Share of Operating Expenses and Real Estate Taxes shall be conclusive. In the event the amount of error by Landlord is determined to be ten percent (10%) or more, the reasonable costs of the three audits made pursuant to this subparagraph shall be paid by Landlord. In the event the amount of error by Landlord is determined to be less than ten percent (10%), the reasonable costs of the three audits made pursuant to this subparagraph shall be paid by Tenant.

                  e. Landlord's failure during the Lease term to prepare and deliver any statements or bills, or Landlord's failure to make a demand under this Paragraph or under any other provision of this Lease shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect any items of Additional Rent which may have become due pursuant to this Paragraph during the term of this Lease. Tenant's liability for all Additional Rent due under this Paragraph 5 shall survive the expiration or earlier termination of this Lease.

                  f. Notwithstanding anything in this paragraph 5 to the contrary, Tenant shall only be responsible for Additional Rent resulting from an increase in Operating Expenses over Base Operating Expenses commencing on the first day of January, 2001, based on any increase or estimated increase of Operating Expenses during the calendar year 2000 over those incurred during 1999. Thereafter, adjustments in the amount of any Additional Rent shall occur as of the first day of each calendar year during the remaining Initial Term and any Extended Term of this Lease.

          6. CHARACTER OF OCCUPANCY:

                  (a) The Premises are to be occupied for office and light manufacturing uses not inconsistent with the character and type of tenancy found in comparable first-class office/light manufacturing buildings in the Boulder area and for no other purpose without the prior written consent of Landlord. By way of limitation, the term "light manufacturing uses" shall include only the packaging and distribution of pharmaceutical products and not the manufacture or testing of pharmaceutical products.

                  (b) Tenant shall not suffer nor permit the Premises nor any part thereof to be used in any manner, nor anything to be done therein, nor suffer or permit anything to be brought into or kept therein, which would in any way (i) make void or voidable any fire or liability insurance policy then in force with respect to the Building Complex, (ii) make unobtainable from reputable insurance companies authorized to do business in Colorado any fire insurance with extended coverage, or liability, boiler or other insurance required to be furnished by Landlord under the terms of any lease or mortgage to which this Lease is subordinate, at standard rates, (iii) cause or in Landlord's reasonable opinion be likely to cause physical damage to the Building Complex or any part thereof, (iv) constitute a public or private nuisance, (v) impair, in the reasonable opinion of Landlord, the appearance, character or reputation of the Building Complex, (vi) discharge objectionable fumes, vapors or odors into the air conditioning system or into any flues or vents not designed to receive them or otherwise in such manner as may unreasonably offend other occupants of the Building Complex, (vii) impair or interfere with any of the Building Complex services or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building Complex by, or occasion discomfort, or annoyance to Landlord or any of the other tenants or occupants of the Building Complex, any such impairment or interference to be based upon the reasonable opinion of Landlord, (viii) increase on an ongoing periodic basis the pedestrian traffic in and out of the Premises or the Building Complex above an ordinary level, (ix) create waste in, on or around the Premises, Building, or Building Complex, or (x) make any noise or set up any vibration which will disturb other tenants, except in the course of permitted repairs or alterations at times permitted by Landlord.

                  (c) Tenant shall not use the Premises nor permit anything to be done in or about the Premises or Building Complex in any way which will conflict with any law, statute, ordinance, protective covenants affecting the Building Complex or governmental or quasi-governmental rules or regulations now in force or which may hereafter be enacted or promulgated. Tenant shall give prompt written notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof. Landlord shall give prompt written notice to Tenant of any notice it receives relative to the violation by Tenant of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof.

          7. SERVICES AND UTILITIES:

                  (a) Landlord agrees, and in accordance with standards from time to time prevailing for first-class office/light manufacturing buildings in the Boulder area: (i) to furnish water to the Building for use in lavatories and drinking fountains (and to the Premises if the plans for the Premises so provide); (ii) to furnish heating and air conditioning service;
(iii) to furnish all gas and electric services reasonably required in and to the Premises, (iv) to furnish such snow removal services to the Building Complex as may, in the judgment of Landlord, be reasonably required for safe access to the Building Complex, and (v) to provide and pay for all reasonable and normal management and operating expenses of the Building and the Premises, including trash removal (except janitorial services and maintenance within the Premises).

                  (b) If Tenant requires water in excess of that usually furnished or supplied for use in the Premises as general office space, Tenant shall first procure the consent of Landlord for the use thereof. Tenant agrees to pay to Landlord such amounts as Landlord determines are necessary to cover the costs of such increased use of water, including, but not limited to, the cost of installation, monitoring, maintenance and repair of any check meter or other instrument necessary to measure the use of additional water. Landlord additionally reserves the right and at its option shall be entitled to cause the Premises to be separately metered for water usage.

                  (c) Tenant agrees that Landlord shall not be liable for failure to supply any required services during any period when Landlord uses reasonable diligence to supply such services, or during any period Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules or regulations, now or hereafter in force or effect, it being understood and agreed to by Tenant that Landlord may discontinue, reduce or curtail such services, or any of them, at such times as it may be necessary by reason of accident, unavailability of employees, repairs, alterations, improvements, strikes, lockouts, riots, acts of God, application of applicable laws, statutes, rules and regulations, or due to any other happening beyond the reasonable control of Landlord. In the event of any such interruption, reduction or discontinuance of Landlord's services, Landlord shall not be liable for damages to persons or property as a result thereof, nor shall the occurrence of any such event in any way be construed as an eviction of Tenant or cause or permit an abatement, reduction or setoff of rent, or operate to release Tenant from any of Tenant's obligations hereunder, so long as such services are resumed within a reasonable period of time.

                  (d) In the event that Tenant has any special or additional electrical or mechanical requirements related to its use of the Premises, any such electrical or mechanical equipment must be located within the Premises. Such electrical or mechanical requirements, for the purposes hereof, shall include by way of example, but not limitation, any internal telephone system. The foregoing shall in no way be construed as granting to Tenant additional rights to use any such special or additional electrical or mechanical equipment in its Premises without the prior written consent of Landlord. Any additional cost or expense related to or resulting from such electrical or mechanical requirements shall be the sole obligation of Tenant. Landlord acknowledges that Tenant occupies space in other locations, and that the Premises and the other locations will be interconnected with telephone and computer services. However, such interconnection shall not involve any electrical, mechanical or telecommunication equipment located on the outside of the Building or within the Building other than in the Premises or involve any structural penetration or wiring within walls or roof of the Building or Premises, without the Landlord's prior written consent.

                  (e) Tenant at its sole cost and expense shall take good care of the Premises, ordinary wear and tear excepted, and keep the same free from waste at all times, and pay all charges for janitorial services performed in the leased Premises during the term of this Lease.

         8. QUIET ENJOYMENT: Subject to the provisions of this Lease, Landlord covenants that Tenant, on paying the rent and performing the covenants of this Lease on its part to be performed, shall and may peacefully and quietly have, hold and enjoy the Premises for the term of this Lease. Landlord shall not be responsible for the acts or omissions of any other tenant or third party which may interfere with Tenant's use and enjoyment of the Premises. In the event of any transfer or transfers of Landlord's interest in the Premises or in the real property of which the Premises are a part, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer; provided that the transferee agrees to accept and perform all obligations and responsibibilities of Landlord under this Lease from and after the date of transfer and agrees to accept and acknowledge all rights of Tenant under this Lease from and after the date of transfer.

          9. MAINTENANCE AND REPAIRS:

                  (a) Notwithstanding any other provisions of this Lease, Landlord shall repair and maintain in good order, condition and repair the roof, foundations, and exterior walls of the Building excluding store fronts, glass windows, door closure devices, door frames and locks, except to the extent such maintenance and repairs are caused by the negligent act or omission of Tenant, its agents, servants, employees, licensees or invitees, in which case Tenant shall either, at its option: (i) pay to Landlord, on demand, the cost of such maintenance and repairs performed by Landlord less the amount of any insurance proceeds received by Landlord on account thereof, if applicable; or (ii) promptly repair and maintain the damage it has caused to the Premises, doing so in accordance with building standards and in compliance with all local building codes and governmental regulations and with the requirements of this Lease dealing with alterations, maintenance and repairs. Landlord shall also maintain and keep in good order public portions of the Building Complex, including but not limited to landscaping, walkways and parking areas.

                  (b) Tenant, at Tenant's sole cost and expense, shall maintain, in good order, condition and repair, the Premises, including the interior surfaces of the ceilings, interior walls and floors, all doors, interior and exterior glass and windows, store fronts, door closure devices, door frames and locks, plumbing (excluding restrooms) and electrical wiring, switches, fixtures and other mechanical items, and shall replace light bulbs within the Premises as necessary. In the event Tenant fails to so maintain the Premises in good order, condition and repair, ordinary wear and tear excepted, Landlord shall give Tenant notice to do such acts as are reasonably required to maintain the Premises. In the event Tenant fails to promptly commence such work and diligently pursue it to completion, then Landlord shall have the right, but shall not be required, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Tenant shall reimburse Landlord for all costs and expenses incurred in performing such work within ten (10) days of invoice. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

                  (c) Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

          10. ALTERATIONS AND ADDITIONS:

                  (a) Other than is provided for in Exhibit D, Tenant shall make no permanent alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall submit any such request to Landlord at least thirty (30) days prior to the proposed commencement date of such work. Landlord may impose, as a condition to such consent, and at Tenant's sole cost, such reasonable requirements as Landlord may deem necessary in its judgment, including without limitation, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed and the times during which the work is to be accomplished, approval of all plans and specifications and the procurement of all licenses and permits. Landlord shall be entitled to post notices on and about the Premises with respect to Landlord's non-liability for mechanics' Liens and Tenant shall not permit such notices to be defaced or removed. Tenant further agrees not to connect any apparatus, machinery or device to the Building systems, including electric wires, water pipes, fire safety, heating and mechanical systems, without the prior written consent of Landlord.

                  (b) All alterations, improvements and additions to the Premises, including, by way of illustration but not by limitation, all counters, screens, grilles, special cabinetry work, partitions, paneling, carpeting, drapes or other window coverings and light fixtures, but excluding any computer systems, telephone or other communication systems and similar equipment, shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of the Lease term, whether by lapse of time or otherwise. With respect to any alterations, improvements and additions made to the Premises without Landlord's prior written consent, Landlord, by notice given to Tenant no later than fifteen
(15) days prior to the end of the term, may elect to have Tenant remove all or any of such alterations, improvements or additions (excluding non-movable office walls), and in such event, Tenant shall promptly remove, at its sole cost and expense, such alterations, improvements and additions and restore the Premises to the condition in which the Premises were prior to the making of the same, reasonable wear and tear excepted. Any such removal, whether required or permitted by Landlord, shall be at Tenant's sole cost and expense, and Tenant shall restore the Premises to the condition in which the Premises were prior to the making of the same, reasonable wear and tear excepted. All movable partitions, machines and equipment which are installed in the Premises by or for Tenant, without expense to Landlord, and which can be removed without structural damage to or defacement of the Building or the Premises, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant. If any of Tenant's Property is removed, however, Tenant shall repair or pay the cost of repairing any damage to the Building or the Premises resulting from such removal. All additions or improvements which are to be surrendered with the Premises shall be surrendered with the Premises, as a part thereof, at the end of the term or the earlier termination of this Lease.

                  (c) If Landlord permits persons requested by Tenant to perform any alterations, repairs, modifications or additions to the Premises, then prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado evidencing that workmen's compensation, public liability insurance and property damage insurance, all in amounts, with companies and on forms satisfactory to Landlord, are in force and maintained by all such contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord as an additional insured and shall provide that the same may not be canceled or modified without thirty
(30) days prior written notice to Landlord.

                  (d) Tenant, at its sole cost and expense, shall cause any permitted alterations, decorations, installations, additions or improvements in or about the Premises to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building, and so as to maintain harmonious labor relations in the Building.

          11. ENTRY BY LANDLORD:

                  (a) Landlord and its agents shall have the right to enter the Premises at all reasonable times and upon reasonable notice for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord hereunder, to show the same to prospective purchasers and prospective tenants of the Building, and to make such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord and its agent may enter the Premises at all times and without advance notice and without liability to Tenant for damage caused by such entry, whether forced or otherwise, for the purpose of responding to an actual or apparent emergency. If, during the last 60 days of the term hereof, Tenant shall have removed substantially all of its property from the Premises, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of rent or incurring liability to Tenant for any compensation.

         12. MECHANIC'S LIENS: Except to the extent of Landlord's obligation to pay for tenant finish, as provided for in Exhibit D, Tenant shall pay or cause to be paid all costs for work done by or on behalf of Tenant or caused to be done by or on behalf of Tenant on the Premises of a character which will or may result in liens against Landlord's interest in the Premises, Building or Building Complex and Tenant will keep the Premises, Building and Building Complex free and clear of all mechanic's liens and other liens on account of work done for or on behalf of Tenant or persons claiming under Tenant. Except to the extent of Landlord's obligation to pay for tenant finish, as provided for in Exhibit D, Tenant hereby agrees to indemnify, defend and save Landlord harmless of and from all liability, loss, damages, costs or expenses, including reasonable attorneys' fees, incurred in connection with any claims of any nature whatsoever for work performed for, or materials or supplies furnished to Tenant, including lien claims of laborers, materialmen or others. Should any such liens be filed or recorded against the Premises, Building or Building Complex with respect to work done for or materials supplied to or on behalf of Tenant or should any action affecting the title thereto be commenced, Tenant shall cause such liens to be released of record within five (5) days after notice thereof pursuant to the means provided therefore under Colorado statute. If Tenant desires to contest any such claim of lien, Tenant shall nonetheless cause such lien to be released of record by the posting of adequate security with a court of competent jurisdiction as may be provided by Colorado's mechanics lien statutes. If Tenant shall be in default in paying any charge for which such a mechanics lien or suit to foreclose such a lien has been recorded or filed and shall not have caused the lien to be released as aforesaid, after consulting with Tenant, Landlord may (but without being required to do so) pay such lien or claim and any costs associated therewith, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord as Additional Rent.

          13. DAMAGE TO PROPERTY, INJURY TO PERSONS:

                  (a) Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, hereby waives all claims of liability that Tenant or Tenant's legal representatives, successors or assigns may have against Landlord, and Tenant hereby indemnifies and agrees to hold Landlord harmless from any and all claims of liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof; and (2) occurring in, on or about the Building Complex, to the extent such injury or damage is caused by the negligent act or omission of Tenant, its agents, contractors, employees, licensees or invitees. Tenant further agrees to indemnify and to hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act of negligence of Tenant, or any of its agents, contractors, employees, licensees or invitees. Such indemnities shall include by way of example, but not limitation, all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim, action or proceeding.

                  (b) Landlord shall not be liable to Tenant for: (i) any damage by or from any act or negligence of any co-tenant or other occupant of the Building Complex, or by any owner or occupant of adjoining or contiguous property, or (ii) any injury or damage to persons or property resulting in whole or in part from the criminal activities of others, unless Landlord has received actual and timely knowledge of any threat, occurrance or event which poses a risk of injury or damage to Tenant, unless Landlord has a legal and practical remedy available to it to abate, remedy or eliminate such risk, and unless Landlord has failed to take reasonable steps to abate, remedy or eliminate such risk. To the extent not covered by normal fire and extended coverage insurance, Tenant agrees to pay for all damage to the Building Complex, as well as all damage to persons or property of other tenants or occupants thereof, caused by the misuse or negligent act or omission of Tenant or any of its agents, contractors, employees, licensees or invitees.

                  (c) Neither party nor their agents or employees shall be liable to the other party for the loss or damage to any property occurring by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building Complex or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness, or any other cause whatsoever; provided, however, nothing contained herein shall be construed to relieve either party from liability for any personal injury or property damage resulting from its negligence. Neither Landlord nor its agents or employees shall be liable for interference with the lights, view or other incorporeal hereditaments, nor shall Landlord be liable to Tenant or its officers, employees, guests or invitees for any damages arising from any latent defect in the Premises or in the Building or Building Complex unless resulting from Landlord's negligence. Each party shall give prompt notice to the other in case of fire or accidents in or about the Premises or the Building or of defects therein or in the fixtures or equipment located therein.

                  (d) In case any claim, demand, action or proceeding is made or brought against Landlord or Tenant, its agents or employees, by reason of any obligation on the other party's part to be performed under the terms of this Lease, or arising from any act or negligence of either party, its agents or employees, or which gives rise to either party's obligation to indemnify the other, the party shall be responsible for all costs and expenses, including but not limited to reasonable attorneys' fees incurred in defending or prosecution of the same, as applicable.

                  (e) Landlord, as a material part of the consideration to be rendered to Tenant under this Lease, hereby waives all claims of liability that Landlord or Landlord's legal representatives, successors or assigns may have against Tenant and Landlord hereby indemnifies and agrees to hold Tenant harmless from any and all claims of liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof: and (2) occurring in, on or about the Building Complex, to the extent such injury or damage is caused by the negligent act or omission of Landlord, its agents, contractors, or employees. Landlord further agrees to indemnify and hold Tenant harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act of negligence of Landlord, or any of its agents, contractors, or employees. Such indemnities shall include by way of example, but not limitation, all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim, action or proceeding.

          14. INSURANCE:

                  (a) Landlord agrees to carry and maintain the following insurance during the term of this Lease and any extension hereof: fire and extended coverage and general public liability insurance against claims for personal injury, including death and property damage in or about the Premises and the Building or the Building Complex (excluding Tenant's Property), such insurance to be in amounts sufficient to provide reasonable protection for the Building Complex. Such insurance may expressly exclude property paid for by tenants or paid for by Landlord for which tenants have reimbursed Landlord located in or constituting a part of the Building or the Building Complex. Such insurance shall afford coverage for damages resulting from (a) fire, (b) perils covered by extended coverage insurance, and (c) explosion of steam and pressure boilers and similar apparatus located in the Building or the Building Complex. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in Colorado and may be obtained by Landlord by endorsement on its blanket insurance policies.

                  (b) Tenant shall procure and maintain at its own cost at all times during the term of this Lease and any extensions hereof, hazard, fire and extended coverage on Tenant's property and the contents of the Premises, comprehensive general liability insurance, including coverage for bodily injury, property damage, personal injury, products, host liquor legal liability and broad form property damage with the following limits of liability: One Million Dollars ($1,000,000.00) each occurrence combined single limit for bodily injury, property damage and personal injury; One Million Dollars ($1,000,000.00) aggregate for bodily injury and property damage and for products liability. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in Colorado, and shall be otherwise satisfactory to Landlord. All such policies shall name Landlord as an additional insured, and shall provide that the same may not be canceled or materially altered except upon thirty (30) days prior written notice to Landlord. All insurance maintained by Tenant shall be primary to any insurance provided by Landlord. If Tenant obtains any general liability insurance policy on a claims-made basis, Tenant shall provide continuous liability coverage for claims arising during the entire term of this Lease, regardless of when such claims are made, either by obtaining an endorsement providing for an unlimited extended reporting period in the event such policy is canceled or not renewed for any reason whatsoever or by obtaining new coverage with a retroactive date the same as or earlier than the expiration date of the canceled or expired policy. Tenant shall provide certificate(s) of such insurance to Landlord upon commencement of the Lease term and at least thirty
(30) days prior to any annual renewal date thereof and upon request from time to time and such certificate(s) shall disclose that such insurance names Landlord as an additional insured, in addition to the other requirements set forth herein. The limits of such insurance shall not, under any circumstances, limit the liability of Tenant hereunder.

                  (c) Each party agrees to use its best efforts to include in each of its policies insuring against loss, damage or destruction by fire or other casualty a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (i) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty; or (ii) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall so elect and shall pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional insured in the policy. Each such policy which shall so name a party hereto as an additional insured shall contain, if obtainable, agreements by the insurer that the policy will not be canceled without at least thirty (30) days prior notice to both insureds and that the act or omission of one insured will not invalidate the policy as to the other insured. Any failure by either party, if named as an additional insured, promptly to endorse to the order of the other party, without recourse, any instrument for the payment of money under or with respect to the policy of which the other party is the owner or original or primary insured, shall be deemed a default under this Lease.

                  (d) Each party hereby releases the other party with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property (including the Building, Building Complex, the Premises and rental value or business interruption) occurring during the term of this Lease to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability or naming the above party as an additional insured as provided above.

          15. DAMAGE OR DESTRUCTION TO BUILDING:

                  (a) In the event that the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds are available therefor, provided such repairs and restoration can, in Landlord's reasonable opinion, be made within one hundred fifty (150) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs and restoration are completed, the Base Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business, as may be reasonably determined by Landlord, (but there shall be no abatement of Base Rent by reason of any portion of the Premises being unusable for a period equal to one day or less). Landlord agrees to notify Tenant within forty-five (45) days after such casualty if it estimates that it will be unable to repair and restore the Premises within said one hundred fifty (150) day period. Such notice shall set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. Notwithstanding anything to the contrary contained herein, if Landlord cannot or estimates it cannot make such repairs and restoration within said one hundred fifty (150) day period or fails to do complete such repairs and restoration within said 150-day period, then Tenant may, by written notice to Landlord, cancel this Lease, provided such notice is given to Landlord within fifteen (15) days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration, or within 15 days following the expiration of said 150-day period, as the case may be. Notwithstanding the preceding sentence, Tenant may not cancel this Lease as hereinabove stated if the damage to the Premises or the Building is in whole or in part the result of the act, omission, fault or negligence of Tenant, its agents, contractors, employees, licensees or invitees. Except as provided in this Paragraph 15, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any such repairs, alterations or improvements in or to the Building, Premises or fixtures, appurtenances and equipment. Tenant understands that Landlord will not carry insurance of any kind on Tenant's Property, including furniture and furnishings, or on any fixtures or equipment removable by Tenant under the provisions of this Lease, or any improvement installed in the Premises by or on behalf of Tenant, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

                  (b) In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though the Premises may not be affected, or if affected, can be repaired within said 150 days) that Landlord, within sixty (60) days after the happening of such injury, shall decide not to reconstruct or rebuild the Building, then notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent, properly apportioned up to date of such casualty, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be released and discharged from all further obligations hereunder (except those obligations which expressly survive termination of the Lease term). A total destruction of the Building shall automatically terminate this Lease.

          16. CONDEMNATION:

                  (a) If the whole of the Premises or so much thereof as to render the balance unusable by Tenant for the proper conduct of its business (in the reasonable opinion of Tenant) shall be taken under power of eminent domain or transferred under threat thereof, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such election within thirty (30) days after such conveyance or taking possession, whichever is earlier, shall forthwith cease and terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. No award for any partial or entire taking of the real property and its fixtures which constitute part of the real property under the terms of this Lease shall be apportioned and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Notwithstanding the foregoing, Tenant shall be entitled to seek, directly from the condemning authority, an award for its removable trade fixtures, equipment and personal property and relocation expenses, if any, to the extent Landlord's award is not diminished. In the event of a partial taking which does not result in a termination of this Lease, Base Rent and Additional Rent and other obligations hereunder shall be reduced in proportion to the reduction in the size of the Premises so taken and this Lease shall be modified accordingly. Promptly after obtaining knowledge thereof, Landlord or Tenant, as the case may be, shall notify the other of any pending or threatened condemnation or taking affecting the Premises or the Building.

                  (b) If all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall not terminate and Landlord shall be entitled to receive the entire amount of any such award or payment thereof as damages, rent or otherwise. Tenant hereby assigns to Landlord any award which may be made in such temporary taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Tenant shall be entitled to receive an abatement of Base Rent and Additional Rent and other rental obligations hereunder during the period of time possession is taken and in proportion to the reduction in the size of the Premises so taken.

          17. ASSIGNMENT AND SUBLETTING:

                  (a) Except as expressly provided in this Paragraph 17, Tenant shall not, voluntarity, involuntarily or otherwise, sublet all or any portion of the Premises or assign all or any portion of Tenant's rights under this Lease or permit any part of the Premises to be used or occupied by any persons other than Tenant and its employees, nor shall Tenant permit any part of the Premises to be used or occupied by any licensee or concessionaire or permit any persons other than Tenant, its employees and invitees, to be upon the Premises. Tenant shall not voluntarily, by operation of law, or otherwise, assign, transfer or encumber this Lease or any interest herein nor sublet or part with possession of all or any part of the Premises (any and all of which shall hereinafter be referred to as "Transfer") without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

         Landlord shall be under no obligation to consent to any sublease, transfer or assignment if: (i) Tenant is then in default of any term or condition of this Lease or (ii) any event has occurred which, with the giving of notice, the passage of time, or both would constitute a default hereunder.

         No such sublease or assignment shall relieve Tenant of its obligations hereunder, except as expressly provided for in this Paragraph 17.

         Any Transfer without the prior written consent of Landlord shall constitute a default hereunder and shall be void AB INITIO and shall confer no rights upon any third party, notwithstanding Landlord's acceptance of rent payments from any purported transferee.

         Tenant may, without Landlord's consent being first required, assign this Lease or sublet all or any portion of the Premises to a wholly owned subsidiary of Tenant, to a corporate parent of Tenant owning a majority of the issued and outstanding common stock of Tenant, or to a corporation the majority of whose stock is held by a corporate parent of Tenant. No such assignment or subletting shall relieve Tenant of its obligations hereunder.

          Landlord's consent to any requested assignment of this Lease or subletting of all or any part of the Premises (other than those expressly permitted in the preceding paragraph) shall be subject to the following conditions:

                           (1) such consent and resulting subletting or
assignment shall not relieve Tenant of its primary obligations hereunder, including the obligation for payment of all rents due hereunder;

                           (2) Should Tenant default of the payment of Rent
or Additional Rent hereunder, Landlord, at its option and from time to time, may collect the rent from the subtenant or assignee, and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed an acceptance by Landlord of the subtenant or assignee as the tenant hereof, or a release of Tenant from further performance of covenants on the part of Tenant herein contained;

                           (3) any such subtenant or assignee shall be a
company or other entity of good repute, engaged in a business or profession compatible with and in keeping with the then standards of the Building and financially capable of performing its obligations with respect to the Premises; and

                           (4) such subtenant or assignee shall assume and
agree to perform all of Tenant's obligations under this Lease insofar as they pertain to the space so sublet or assigned.

                           (5) Tenant is not in default of any term or
condition of this Lease at the time it requests Landlord's consent.

                  (b) In the event of any Transfer of this Lease or all or any part of the Premises by Tenant without Landlord's consent (other than those expressly permitted above), Landlord in addition to any rights contained herein, shall have the following options at its reasonable discretion:

                           (1) To collect and receive the excess of rent due
to Tenant from such sublessee or assignee over the Base Rent due hereunder;

                           (2) To give Tenant written notice of Landlord's
intention to terminate this Lease on the date such notice is given or on any later date specified therein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated, except as to any uncompleted obligations of Tenant; or

                           (3) To re-enter and take possession of the
Premises or the part thereof subject to such Transfer, and to enforce all rights of Tenant, and receive and collect all rents and other payments due to Tenant, in accordance with such sublet or assignment of the Premises, or any part thereof, as if Landlord was the sublettor or assignor, and to do whatever Tenant is permitted to do pursuant to the terms of such sublease or assignment.

                  (c) The sale of all or a majority of the stock of Tenant, or the sale of all or substantially all of the assets of Tenant shall constitute a Transfer for purposes of this Lease, unless such sale is to a "Permitted Transferee." A Permitted Transferee is any entity that (i) has a tangible net worth of not less that $15,000,000, (ii) has cash or cash equivalents of not less than $5,000,000, (iii) whose total liabilities to tangible net worth do not exceed 1/5 to 1, and (iv) agrees in writing to honor each of the provisions of this Lease. Without limiting the generality of the foregoing and notwithstanding any other provisions of this Lease, no consent shall be required for, and no default shall occur as a result of: (i) the transfer of all or more than a majority of the capital stock of Tenant to any Permitted Transferee, or the transfer of all or substantially all of the assets of Tenant to any Permitted Transferee, or (ii) the assignment of this Lease to any Permitted Transferee who becomes the holder of all or more than a majority of the capital stock of Tenant or all or substantially all of the assets of Tenant.

                  (d) At the time of making a request for Landlord's consent to a Transfer and not less than thirty (30) days prior to the proposed effective date thereof, Tenant shall provide to Landlord such information as Landlord, its accountants and attorneys, shall reasonably require with respect to such proposed Transfer, including but not limited to name and address of the proposed transferee, description of business operations, financial information and certificate of corporate authority and good standing or partnership certificate, as applicable.

                  (e) Consent of Landlord to a Transfer shall not relieve Tenant from seeking consent to any subsequent Transfers.

                  (f) Subletting or assignments of a sublease by subtenants shall not be permitted under any circumstances. Further, no option to renew or extend the term of this Lease or to lease additional space, if any, shall be exercisable by any subtenant. If Tenant obtains Landlord's consent to an assigment of this Lease, the assignee shall be entitled to sublease and further assign this Lease and to exercise the Tenant's rights to renew or extend the term of this Lease or to lease additional space, all as provided herein and subject to the terms and conditions as herein prescribed.

                  (g) All subleases or assignments shall be in writing and a copy thereof provided to Landlord within ten (10) days of its effective date. All subleases shall further contain an express provision that in the event of any default by Tenant in the payment of rent or additional rent due hereunder and upon notice thereof to the Tenant and subtenant from Landlord, all rentals payable by the subtenant shall be paid directly to Landlord, for the Tenant's account, until subsequent notice from Landlord that such default has been cured. Notwithstanding the foregoing, receipt by Landlord of rent directly from the subtenant shall not be considered a waiver of the default on the part of Tenant, nor an acceptance of such subtenant.

         18. ESTOPPEL CERTIFICATE: Landlord and Tenant agree that, at any time and from time to time, on or before five (5) days after written request by the other party, to execute, acknowledge and deliver to the requesting party and the requesting party's lender or purchaser an estoppel certificate certifying (to the extent it believes the same to be true) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the date to which the rent and other charges have been paid, if any, that Tenant claims no present charge, lien, claim or offset against rent, the rent is not prepaid for more than one month in advance and such other matters as may be reasonably required by the requesting party, its lender or mortgagee, or any potential purchaser of the Building or Tenant's leasehold estate, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder of any mortgage or deed of trust encumbering any portion of the Building Complex or the leasehold estate of Tenant. Landlord's or Tenant's failure or refusal to deliver such statement within such time shall be a default under this Lease. Notwithstanding the foregoing, in the event that Tenant does not execute the statement required by this Paragraph within 10 business days of written request, then, so long as such failure or delay is not due to Tenant's refusal to include additional matters that are not reasonable, or the requesting party's refusal to permit disclosure by Tenant of exceptions to such statement, Tenant hereby grants to Landlord a power of attorney coupled with an interest to act as Tenant's attorney in fact for the purpose of executing such statement or statements required by this Paragraph. Such power of attorney shall not grant Landlord the right to execute a statement that includes any matters that are not expressly covered in this Paragraph or that does not include any exceptions that may have been raised by Tenant or of which Landlord is aware.

         19. DEFAULT:

                  (a) The following events (herein referred to as an "event of default") shall constitute a default by Tenant hereunder;

                           (1) Tenant shall fail to pay when due any
installment of Base Rent, Additional Rent or any other amounts payable hereunder;

                           (2) This Lease or the estate of Tenant hereunder
shall be transferred to or shall pass to or devolve upon any other person or party in violation of the provisions of this Lease;

                           (3) This Lease or the Premises or any part thereof
shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within forty-five (45) days after the levy thereof;

                           (4) Tenant shall file a petition in bankruptcy or
insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors;

                           (5) Involuntary proceedings under any such
bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within thirty
(30) days after such institution or appointment;

                           (6) Tenant shall abandon or permanently vacate the
Premises for ten (10) consecutive days while in default in the payent of rent or additional rent due hereunder;

                           (7) Tenant shall fail to perform any of the other
agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such nonperformance shall continue for a period of fifteen
(15) days after notice thereof by Landlord to Tenant; provided, however, that if Tenant cannot reasonably cure such nonperformance within fifteen (15) days, Tenant shall not be in default if it commences cure within said fifteen
(15) days and diligently pursues the same to completion, with completion occurring in all instances within sixty (60) days;

                           (8) Tenant shall fail to obtain a release of any
mechanic's lien, as required herein;

                           (9) All or any part of the personal property of
Tenant is seized, subject to levy or attachment, or similarly repossessed or removed from the Premises and Tenant is consequently unable to conduct its business operations from the Premises.

                  (b) Upon the occurrence of an event of default, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either:

                           (1) To give Tenant written notice of Landlord's
intention to terminate this Lease on the date such notice is given or on any later date specified herein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated; PROVIDED, HOWEVER, all of Tenant's obligations, including, but not limited to, repayment of the Tenant Build-Out Allowance paid by Landlord on behalf of Tenant pursuant to the terms of the Work Letter Agreement executed by Landlord and Tenant in the form attached hereto as EXHIBIT D, with interest at the rate of 18% per annum, compounded annually, computed from the date(s) of payment by Landlord (such sum with interest hereinafter referred to as the "Allowance Recovery") and the amount of Base Rent and other obligations reserved in this Lease for the balance of the term hereof, shall immediately be accelerated and due and payable in the manner and to the extent provided in paragraph 19(d), below.

                           (2) To re-enter and take possession of the
Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be reasonably necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions; PROVIDED, HOWEVER, any such action shall be in compliance with the provisions of Article 40 of Title 13, Colorado Revised Statutes. Should Landlord elect to re-enter the Premises as provided in this Paragraph 19(b)(2) or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof, in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall use commercially reasonable efforts to relet the Premises or any part thereof. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry and/or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event, this Lease will terminate as specified in said notice.

                  (c) In the event that Landlord does not elect to terminate this Lease as permitted in Paragraph 19(b)(1) hereof, but on the contrary, elects to take possession as provided in Paragraph 19(b)(2), Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, plus (ii) the amount of the Allowance Recovery, less (iii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including but without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting. Tenant shall pay such rent and other sums to Landlord monthly on the days on which the rent would have been payable hereunder if possession had not been retaken.

                  (d) In the event this Lease is terminated pursuant to Paragraph 19(b)(1) hereof, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the term over the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only a rent to Landlord for the use and occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term, both discounted to present worth at the rate of eight percent (8%) per annum, plus the amount of the Allowance Recovery. Alternatively, at Landlord's option, Tenant shall pay to Landlord upon demand the amount of the Allowance Recovery, and Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums arising under the Lease for the balance of the term had the Lease not been terminated, less the net proceeds, if any, from any subsequent reletting, after deducting all expenses associated therewith and as enumerated above. Landlord shall be entitled to receipt of such amounts from Tenant monthly on the days on which such sums would have otherwise been payable.

                  (e) Suit or suits for the recovery of the amounts and damages set forth above may be brought by Landlord, from time to time, at Landlord's election and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired had there been no such default by Tenant or no such termination, as the case may be.

                  (f) After an event of default by Tenant, Landlord may sue for or otherwise collect all rents, issues and profits payable under all subleases on the Premises including those past due and unpaid.

                  (g) After an event of default by Tenant, Landlord may, without terminating this Lease, enter upon the Premises, with force if necessary without being liable for prosecution of any claim for damages, without being deemed guilty of any manner of trespass and without prejudice to any other remedies, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with the Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this subparagraph caused by the negligence of Landlord.

                  (h) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any unilateral termination of this Lease, this Lease shall continue in force and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination.

                  (i) Nothing contained in this Paragraph shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Paragraph.

                  (j) Any rents or other amounts owing to Landlord hereunder which are not paid within ten (10) days of the date they are due, shall thereafter bear interest from the due date at the rate of eighteen percent (18%) per annum ("Interest Rate") until paid. Similarly, any amounts paid by Landlord to cure any default of Tenant or to perform any obligation of Tenant, shall, if not repaid by the Tenant within five (5) days of demand by Landlord, thereafter bear interest from the date paid by Landlord at the Interest Rate until paid. In addition to the foregoing, Tenant shall pay to Landlord whenever any Base Rent, Additional Rent or any other sums due hereunder remain unpaid more than ten (10) days after the due date thereof, a late charge equal to five percent (5%) of the amount due.

                  (k) Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease now or hereafter existing at law or in equity or of statute or otherwise, including, but not limited to, suits for injunctive or declaratory relief and specific performance. The exercise or commencement of the exercise by either party of any one or more of the rights or remedies provided for in this Lease now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or subsequent exercise by said party of any or all other rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by either party in connection with collecting any amounts and damages owing by the other party pursuant to the provisions of this Lease or to enforce any provision of this Lease, including, by way of example, but not limitation, reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by the prevailing party. Landlord and Tenant agree that any action or proceeding arising out of this Lease shall be heard by a court sitting without a jury and thus hereby waive all rights to a trial by jury.

         20. COMPLETION OF PREMISES:

                  (a) Landlord and Tenant have yet to agree on which of the parties is to be responsible for construction of the tenant improvements to the Premises as more fully set forth in the work letter ("Work Letter") attached hereto and incorporated herein as EXHIBIT D.

                           (1) Should Tenant be the Contracting Party, as
defined in Exhibit D, the "Commencement Date" as used herein, and the obligation of Tenant to commence the payment of rent and additional rent hereunder, shall be March 1, 2000, subject only to the deferral of such date by the number of days, if any, which Landlord fails or refuses to approve plans, specifications, contractors, bonds, insurance coverages, or the like, beyond the number of day alloted for such approvals in Exhibit D.

                           (2) Should Landlord be the Contracting Party, as
defined in Exhibit D, the "Commencement Date" as used herein, and the obligation of Tenant to commence the payment of rent and additional rent hereunder, shall be March 1, 2000, subject only to the deferral of such date as a result of delays in construction of the tenant improvements that were within Landlord's control. Matters within Landlord's control shall include delays caused by the contractor constructing such improvements, but shall not include delays resulting from protracted negotiations of the terms of this Lease or delays caused by Tenant's review of plans and specifications or in negotiating costs, or delays by the City of Boulder in issuing permits. If there are delays within Landlord's control, the Commencement Date shall be deferred beyond March 1, 2000, by the number of days of delay caused by Landlord.

         (b) Other than as set forth in the Work Letter, Landlord shall have no obligation for the completion of the Premises, and Tenant shall accept the Premises in its "as is" condition on the Commencement Date.

         (c) Subsequent to the Commencement Date, Landlord shall not have any obligation for the repair or replacement of any portions of the interior of the Premises, including, but not limited to, carpeting, draperies, window coverings, wall coverings or painting, which are damaged or wear out during the term hereof, regardless of the cause therefor, except as may otherwise be specifically set forth in this Lease.

         (d) If Landlord is the Contracting Party, and if Tenant wishes to complete improvements to the interior of the Premises prior to the Commencement Date, Tenant may do so, at Tenant's sole risk and with no obligation to pay rent provided that (i) Tenant has delivered to Landlord written evidence that Tenant's insurance obligations under Paragraph 14 hereof are then met, (ii) such entry and work do not unreasonably interfere in any way with the performance of Landlord's work or other workers in and about the Building, and (iii) such entry and work comply in all respects with the provisions of this Lease. At any time during such period of early entry, if Landlord notifies Tenant that Tenant's entry or work is interfering with or delaying the performance of work to be performed by Landlord or other workers in and about the Building, or causing any disruption whatsoever, Tenant shall forthwith discontinue any further work and shall vacate the Premises, and shall cause its workmen or contractors to remove therefrom, any equipment, materials or installations which are the subject of Landlord's notice.

         21. REMOVAL OF TENANT'S PROPERTY: All movable furniture and personal effects of Tenant not removed from the Premises upon the vacation or abandonment thereof coupled with non-payment of Base Rent or upon the termination of this Lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefor, and Tenant shall reimburse Landlord for all expenses incurred in connection with the disposition of such property.

         22. HOLDING OVER: Should Tenant, with Landlord's written consent, hold over after the termination of this Lease and continue to pay rent, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay monthly rent equal to the last monthly rental rate and the other monetary charges as provided herein. Such tenancy shall continue until terminated by Landlord, as provided by law, or until Tenant shall have given to Landlord at least thirty (30) days written notice prior to the last day of the calendar month intended as the date of termination of such month to month tenancy.

         23. PARKING AND COMMON AREAS: Tenant shall have the non-exclusive use of parking areas within the Building Complex. Landlord shall have the right, without obligation, and from time to time, to change the number, size, location, shape and arrangement of parking areas and other common areas, restrict parking of tenants or their guests to designated areas, designate loading or handicap loading areas, and to change the level or grade of parking; PROVIDED, HOWEVER, that Landlord shall at all times during the term of this Lease maintain a parking ratio of 1 parking space per 400 square feet of rentable floor space, considering all parking spaces available and all rentable square footage in the Building Complex and in the complex at 2905, 2945, and 2995 Center Green Court South. Except as otherwise specifically provided herein, all access roads, courtyards, and other areas, facilities or improvements furnished by Landlord are for the general and nonexclusive use in common of all tenants of the Building, and those persons invited upon the land upon which the Building is situated and shall be subject to the exclusive control and management of Landlord, and Landlord shall have the right, without obligation to establish, modify and enforce such rules and regulations which the Landlord may deem reasonable and/or necessary. Unless as otherwise provided, Tenant's use of the parking area, as herein set forth, shall be in common with other tenants of the Building and any other parties permitted by Landlord to use the parking area. The parking rights herein granted shall not be deemed a lease but shall be construed as a license granted by Landlord to Tenant for the term of this Lease.

         24. SURRENDER AND NOTICE: Upon the expiration or earlier termination of this Lease, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear and loss by fire or other casualty excepted, and Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 10 hereof. In the event Tenant fails to so vacate the Premises on a timely basis as required, Tenant shall be responsible to Landlord for all costs and damages, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises, incurred by Landlord as a result of such failure, plus interest thereon at the Interest Rate on all amounts not paid by Tenant within five (5) days of demand, until paid in full.

         25. ACCEPTANCE OF PREMISES BY TENANT: Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises were in the condition agreed upon between Landlord and Tenant, and acknowledgment of satisfactory completion of the fix-up work which Landlord has agreed in writing to perform, except as otherwise set forth herein.

         26. SUBORDINATION AND ATTORNMENT:

                  (a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all deeds of trust, mortgages and building loan agreements, including leasehold mortgages and building loan agreements, which may now or hereafter affect the Building or the Building Complex, whether or not such deeds of trust or mortgages shall also cover other lands or buildings, to each and every advance made or hereafter to be made under such deeds of trust or mortgages, and to all renewals, modifications, replacements and extensions of such deeds of trust and mortgages. The provisions of this Paragraph shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall promptly execute and deliver to Landlord (or such other party so designated by Landlord) at Tenant's own cost and expense, within fifteen (15) days after request from Landlord an instrument, in recordable form if required, that Landlord or the holder of any such deed of trust or mortgage or any of their respective successors in interest or assigns may request evidencing such subordination. Failure by Tenant to comply with the requirements of this Paragraph shall be a default hereunder. Notwithstanding the foregoing, in the event that Tenant fails to execute such documents as may be required to confirm the subordination set forth in this Paragraph, then, so long as such failure or delay is not due to Tenant's refusal to execute docuuments that contain unreasonable terms or conditions beyond what is required by this Paragraph, or the requesting party's refusal to accept reasonable changes to such documents that will not diminish the subordination granted by this Paragraph, Tenant hereby grants to Landlord a power of attorney coupled with an interest to act as Tenant's attorney in fact for the purposes of executing such documents. Such power of attorney shall not grant Landlord the right to execute documets that grant rights or impose obligations beyond the subordination covered in this Paragraph. The deeds of trust or mortgages to which this Lease is, at the time referred to, subject and subordinate are hereinafter sometimes called "superior deeds of trust" or "superior mortgages". The beneficiary of a superior deed of trust or superior mortgage or their successors in interest or assigns are hereinafter sometimes collectively referred to as a "superior party". The subordination provided by this Section 26 shall be subject to the provision that, and any subordination entered into by Tenant after the date of this Lease must contain a non-disturbance agreement in the form then being used by such superior party for such purposes, providing that, in any case, Tenant, notwithstanding such subordination or a default by Landlord, shall be entitled to remain in possession of the Premises in accordance with the terms of this Lease for so long as Tenant shall not be in default of any term, condition or covenant of this Lease. Further, Tenant shall attorn to such superior party.

                  (b) Tenant shall take no steps to terminate this Lease, without giving written notice to such superior party, and a reasonable opportunity to cure (without such superior party being obligated to cure), any default on the part of Landlord under this Lease, provided Tenant shall be obliged to notify only such superior parties of which Tenant has actual knowledge by virtue of a prior written communication from Landlord or such superior party.

                  (c) If, in connection with the procurement, continuation or renewal of any financing for which the Building or the Building Complex represents collateral in whole or in part, a lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold its consent thereto provided that such modifications do not increase the obligations of Tenant under this Lease or adversely affect any rights of Tenant or decrease the obligations of Landlord under this Lease.

         27. PAYMENTS AFTER TERMINATION: No payments of money by Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice of the commencement of a suit or other final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease or otherwise exercise its rights and remedies hereunder. The payment of such sums of money, whether as rent or otherwise, shall not waive said notice or in any manner affect any pending suit or judgment theretofore obtained.

         28. AUTHORITIES FOR ACTION AND NOTICE:

                  (a) Except as otherwise provided herein, Landlord may, for any matter pertaining to this Lease, act by and through its building manager or any other person designated in writing from time to time.

                  (b) All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be deemed duly served when received, if hand delivered, or five (5) days after deposited in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Landlord in care of Hast & Company, 525 Canyon Boulevard, Boulder, Colorado 80302, with a copy to Joel C. Davis, Dietze and Davis, P.C., 2060 Broadway, Suite 400, Boulder, Colorado 80302. All notices or demands required to be given to Tenant hereunder shall be in writing, and shall be deemed duly served when received, if hand delivered, or five (5) days after deposited in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Tenant as follows:

                           Gilead Sciences, Inc.
                           333 Lakeside Drive
                           Foster City, CA 94404
                           ATTN: General Counsel

                  Either party shall have the right to designate in writing, served as above provided, a different address to which notice is to be provided. The foregoing shall in no event prohibit notice from being given as provided in Rule 4 of the Colorado Rules of Civil Procedure, as the same may be amended from time to time.

         29. LIABILITY OF LANDLORD: Landlord's liability under this Lease shall be limited to

Landlord's estate and interest in the Building (or to the proceeds thereof) and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Premises. Nothing contained in this Paragraph shall be construed to permit Tenant to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord, except as otherwise specifically set forth herein.

         30. BROKERAGE: Landlord and Tenant represent and warrant to each other that they have dealt only with CRESA Partners and Key, Whiteside & Hart and Hast and Company ("Brokers") in the negotiation of this Lease. Landlord shall make payment of the brokerage fee due to the Brokers pursuant to and in accordance with Landlord's separate agreement with Keys, Whiteside & Hart and Hast and Company. In the event that any of Landlord's or Tenant's representations and warranties made in this Paragraph 30 is untrue at any time in any respect, each party hereby agrees to indemnify and hold the the other harmless of and from any and all loss, costs, damages or expenses (including, without limitation, all reasonable attorneys' fees and disbursements) by reason of any claim of or liability to any other broker or person claiming through the representing party arising out of or in connection with the negotiation, execution and delivery of this Lease. Additionally, Tenant acknowledges and agrees that Landlord shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Tenant has dealt or may in the future deal with respect to leasing of any additional or expansion space in the Building or renewals or extensions of this Lease, except as may be provided by Landlord's separate written agreement. In the event any claim shall be made against either party by any other broker who shall claim to have negotiated this Lease on behalf of the other party or to have introduced the other party to the Building or to the other party, the party who allegedly engaged such broker shall be liable for payment of all reasonable attorneys' fees, costs and expenses incurred by the other party in defending against the same, and in the event such broker shall be successful in any such action, the party who allegedly engaged such broker shall, in addition, make payment to such broker.

         31. TAXES:

                  (a) Tenant shall be liable for and shall pay at least ten
(10) days before delinquency and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability in connection with, all taxes levied against any personal property, fixtures, machinery, equipment, apparatus, systems and appurtenances placed by or on behalf of Tenant in or about or utilized by Tenant in, upon or in connection with the Premises ("Equipment Taxes"). If any Equipment Taxes are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, fixtures, machinery equipment, apparatus, systems or appurtenances of Tenant, and if Landlord, after written notice to Tenant, pays the Equipment Taxes or taxes based upon such an increased assessment (which Landlord shall have the right to do regardless of the validity of such levy, but under proper protest if requested by Tenant prior to such payment and if payment under protest is permissible), Tenant shall pay to Landlord upon demand, as Additional Rent hereunder, the taxes so levied against

Landlord or the proportion of such taxes resulting from such increase in the assessment; provided, however, that in any such event, Tenant shall have the right, on behalf of Landlord and with Landlord's full cooperation, but at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such tax so paid under protest, and any amount so recovered shall belong to Tenant (provided Tenant has previously paid such amount to Landlord). Notwithstanding the foregoing to the contrary, Tenant shall cooperate with Landlord to the extent reasonably necessary to cause the fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of which the Premises form a part, and Landlord shall use reasonable efforts to treat all other Tenants on the same basis.

                  (b) Tenant shall pay to Landlord, as Additional Rent, any excise, sales, privilege or other tax, assessment or other charge (other than income or franchise taxes) imposed, assessed or levied by any governmental or quasi-governmental authority or agency upon Landlord on account of this Lease, the rent or other payments made by Tenant hereunder, any other benefit received by Landlord hereunder, Landlord's business as a lessor hereunder, or other in respect of or as a result of the agreement or relationship of Landlord and Tenant hereunder.

         32. RIGHTS RESERVED TO LANDLORD:

                  (a) Landlord shall have the following rights without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby waived and released), and without effecting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoffs or abatement of rent:

                           (1) To enter the Premises as more fully provided
in this Lease.

                           (2) To install and maintain signs on the exterior
of the Building in accordance with the terms of this Lease.

                           (3) To decorate, remodel, repair, alter or
otherwise prepare the Premises for reoccupancy during the last six (6) months of the term hereof if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises.

                           (4) To have access to all mail chutes according to
the rules of the United States Postal Service.

                           (5) To do or permit to be done any work in or
about the exterior of the Building or any adjacent or nearby building, land, street or alley.

                           (6) To grant to anyone the exclusive right to
conduct any business or render any service in the Building, provided such exclusive right shall not operate to interfere with Tenant's quiet enjoyment of the Premises as granted in this

Lease.

         33. FORCE MAJEURE CLAUSE: Wherever there is provided in this Lease a time limitation for performance by Landlord or Tenant of any obligation including, but not limited to, obligations related to construction, repair, maintenance or service, but excluding the payment by Tenant of any regularly scheduled installment of rent or additional rent payable hereunder, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of the party to so perform.

         34. SIGNAGE:

                  (a) No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall (i) comply with all applicable covenants, conditions, and restrictions applicable to the Building and the rules and regulations of any local authority with jurisdiction over the Building, and (ii) be approved in writing by Landlord, which approval shall not be unreasonably withheld. Landlord shall have the right to remove all nonpermitted signs without notice to Tenant and at the expense of Tenant.

         35. ATTORNEYS' FEES: In the event of any dispute hereunder, or any default in the performance of any term or condition of this Lease, the prevailing party shall be entitled to recover all costs and expenses associated therewith including reasonable attorneys' fees.

         36. BANKRUPTCY OR INSOLVENCY: If the Tenant becomes a debtor under Chapter 7 of the United States Bankruptcy Code, or in the event that a petition for reorganization or adjustment of debts is filed concerning the Tenant under Chapter 11 or Chapter 13 of the Bankruptcy Code, or a proceeding filed under Chapter 7 is transferred to Chapter 11 or 13, the Trustee or the Tenant, as Debtor-in-Possession, shall be deemed to have rejected this Lease. No election by the Trustee or Debtor-in-Possession to assume this Lease shall be effective unless each of the following conditions, which Landlord and Tenant hereby acknowledge to be commercially reasonable in the context of a bankruptcy proceeding, has been satisfied, and the Landlord has so acknowledged in writing:

                  (a) The Trustee or Debtor-in-Possession has cured, or has provided the Landlord "adequate assurance" (as hereinafter defined) that from the date of such assumption, the Trustee or Debtor-in-Possession will promptly cure all monetary and non-monetary defaults under this Lease.

                  (b) The Trustee or Debtor-in-Possession has compensated, or has provided to the Landlord adequate assurance that within ten (10) days of the date of assumption, the Landlord will be compensated, for any pecuniary loss incurred by the Landlord arising from default of the Tenant, the Trustee or the Debtor-in-Possession as recited in the Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-in-Possession.

                  (c) The Trustee or Debtor-in-Possession has provided the Landlord with adequate assurance of future performance of each of the Tenant's, the Trustee's, or Debtor-in-Possession's obligations under this Lease; provided, however, that:

                           (1) The Trustee or Debtor-in-Possession shall also
deposit with the Landlord, as security for the timely payment of rent and other sums due hereunder, an amount equal to three months Base Rent, Additional Rent and other monetary charges accruing under this Lease; and

                           (2) The obligations imposed upon the Trustee or
Debtor-in-Possession shall continue with respect to the Tenant or any assignee of this Lease after the completion of the bankruptcy proceedings.

                  (d) For purposes of this Paragraph, Landlord and Tenant acknowledge that, in the context of the bankruptcy proceeding of the Tenant, "adequate assurance" shall mean:

                           (1) The Trustee or Debtor-in-Possession will
continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure the Landlord that the Trustee or Debtor-in-Possession will have sufficient funds to fulfill all of the obligations of Tenant under this Lease, or

                           (2) The Bankruptcy Court shall have entered an
order segregating sufficient cash payable to the Landlord, and the Trustee or Debtor-in-Possession shall have granted to the Landlord a valid and perfected first lien and security interest or mortgage in property of the Tenant, the Trustee or Debtor-in-Possession, acceptable as to value and kind to the Landlord, in order to secure to the Landlord the obligation of the Tenant, Trustee or Debtor-in-Possession to cure the monetary or non-monetary defaults under the Lease within the time period set forth above.

                  (e) The following conditions shall apply to any assignment of this Lease in Bankruptcy Proceedings:

                           (1) If the Trustee or Debtor-in-Possession has
assumed this Lease and elects to assign the Lease to any other person, such interest or estate of Tenant in this Lease may be so assigned only if the Landlord has acknowledged in writing that the intended assignee can provide to the Landlord "adequate assurance of future performance" (as hereinafter defined) of all of the terms, covenants and conditions of this Lease to be performed by the Tenant.

                           (2) For the purposes of this provision, Landlord
and Tenant acknowledge that, in the context of a bankruptcy proceeding, "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied or exceeded, and the Landlord has so acknowledged in writing:

                                    A. The proposed assignee has submitted a
current
financial statement audited by a Certified Public Accountant which shows the net worth and working capital and amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of Tenant's obligations under this Lease, or, if such financial statements are deemed by the Landlord to be insufficient, that;

                                    B. The proposed assignee shall have
obtained guarantees in form and substance satisfactory to the Landlord from one or more persons who satisfy the Landlord's standards of creditworthiness; and

                                    C. The Landlord has obtained all consents
or waivers from any third party required under any lease, mortgage, financing arrangements or other agreement by which the Landlord is bound, in order to permit the Landlord to consent to such assignment.

         37. MISCELLANEOUS:

                  (a) The rules and regulations attached hereto as EXHIBIT E, as well as such rules and regulations as may hereafter be adopted by Landlord for the safety, care and cleanliness of the Premises, the Building and the Building Complex and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. The violation of any of such rules and regulations by Tenant shall be deemed a breach of this Lease by Tenant affording Landlord all the remedies set forth herein. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

                  (b) The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Building at the time in question, and in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released from and after the date of such transfer or conveyance of all liability in respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and relating to events occurring thereafter; provided that the transferee has expressly agreed in writing to assume all obligations of Landlord under this Lease; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant.

                  (c) This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord, and Landlord shall not be entitled to exercise any of its remedies hereunder, if Landlord or Tenant as the case may be, fails to perform its obligations set forth herein, except as herein specifically set forth; provided, however, the foregoing shall in no way impair the right of either party to commence a separate action against the other party for any violation by a breaching party of the provisions hereof so long as notice is first given to the breaching party and any holder of a mortgage or deed of trust covering the Building

Complex or any portion thereof whose address Tenant has been notified in writing and so long as an opportunity has been granted to the breaching party and such holder to correct such violation as provided in subparagraph (g) hereof.

                  (d) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable, provided such addition does not increase or decrease the obligations of or derogate from the rights or powers of either Landlord or Tenant.

                  (e) The captions of each paragraph are added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this Lease.

                  (f) Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns. The terms, conditions and covenants hereof shall also be considered to be covenants running with the land.

                  (g) Except as otherwise specifically provided herein, in the event either party shall fail to perform any of the agreements, terms, covenants or conditions hereof on its part to be performed (such party being referred to as the "Non-Performing Party"), and such nonperformance shall continue for a period of thirty (30) days after written notice thereof from the other party (the "Notifying Party") to the Non-Performing Party, or if such performance cannot be reasonably had within such thirty (30) day period, and the Non-Performing Party shall not in good faith have commenced such performance within such thirty (30) day period and proceed therewith to completion, it shall be considered a default of the Non-Performing Party under this Lease. Notifying Party shall give written notice to the Non-Performing Party in the matter herein set forth and shall afford the Non-Performing Party a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, with proper postage prepaid, to the holder of any mortgages or deeds of trust covering the Building Complex or any portion thereof of whose address Tenant has been notified in writing and shall afford such holder a reasonable opportunity to cure any alleged default on Landlord's behalf. The provisions of this subparagraph (g) shall not apply to any failure of Tenant to make, when due, any regularly scheduled installment payment of Rent or Additional Rent due under this Lease.

                  (h) If there is more than one entity or person which or who are the Tenants or Landlords under this Lease, the obligations imposed upon Tenants or Landlords under this Lease shall be joint and several.

                  (i) No act or thing done by Landlord or Landlord's agent during the term hereof, including but not limited to any agreement to accept surrender of the

Premises or to amend or modify this Lease, shall be deemed to be binding upon Landlord unless such act or things shall be by an officer of Landlord or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord, or Landlord's agent, employees or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

                  (j) Landlord shall have the right to construct other buildings or improvements in any plaza or any other area designated by Landlord for use by tenants or to change the location, character or make alterations of or additions to any of said plazas or other areas provided the same does not breach Tenant's right of quiet enjoyment of the Premises. Landlord, during the entire term of this Lease, shall have the right to change the number and name of the Building or Building Complex at any time without liability to Tenant.

                  (k) Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed in this Lease.

                  (l) Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited to its interests in this Building.

                  (m) Time is of the essence hereof.

                  (n) Tenant and Landlord and the parties executing this Lease on behalf of each of them represent to each other that they are authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to each other a resolution or similar document to that effect.

                  (o) This Lease shall be governed by and construed in accordance with the laws of the State of Colorado.

                  (p) This Lease, together with the exhibits attached hereto, contains the entire agreement of the parties and may not be amended or modified in any manner except by an instrument in writing signed by both parties.

                  (q) Tenant shall not use the name of the Building, the Building Complex or the development in which the Building is situated as part of its legal or trade name, nor for any purpose other than as an address for the business to be conducted by Tenant in the Premises.

                  (r) The submission or delivery of this document for examination and review does not constitute an option, an offer to lease space in the Building, or an agreement to lease. This document shall have no binding effect on the parties unless and until executed by both Landlord and Tenant.

                  (s) Whenever a consent, permission, approval or acknowledgment is required under this Lease or any Exhibit hereto, such consent, approval, permission or acknowlegment shall not be unreasonably withheld or delayed.

         38. HAZARDOUS MATERIALS:

                  (a) Tenant shall (i) not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises by Tenant, its agents, employees, contractors, licensees or invitees, without prior written consent of Landlord (which Landlord shall not unreasonably withhold or delay as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Materials so brought upon or used or kept in or about the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises or Building Complex, or any part thereof, or if contamination of the Premises or Building Complex by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord, its agents, employees, legal representatives, successors and assigns, harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises and building Complex, damages for the loss or restriction on use of any rentable or usable space or of any amenity of the Premises or Building Complex, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, such costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material caused or permitted by Tenant to be present in or about the Building Complex or the soil or ground water on or under the Building Complex. Without limiting the foregoing, if the presence of any Hazardous Material on or about the Building Complex caused or permitted by Tenant results in any contamination of any portion thereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Building Complex to the condition existing prior to the introduction of any such Hazardous Material, subject to obtaining Landlord's prior written consent to the actions to be taken by Tenant. Landlord may properly require its consent to the selection of the contractors and other experts involved in the inspection, testing and removal or abatement activities, the scope of activities to be performed, the manner and method for performance of such activities, and such other matters as may be required or requested by Landlord for the safety of and continued use of the Building Complex and all occupants thereof. The obligations and liabilities of Tenant herein shall survive expiration or termination of this Lease.

                  (b) "Hazardous Material," as used in this Lease, shall be construed in its broadest sense and shall include asbestos, other asbestotic material (which is currently or may be designated in the future as a Hazardous Material), any petroleum base products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products (excluding commercially used cleaning materials in ordinary quantities) and any substance or material if defined or designated as hazardous or toxic substance, or other similar term, by any federal, state or local law, statute, regulation, or ordinance affecting the Building Complex or Premises presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time.

                  (c) In the event Tenant causes or permits Hazardous Material to be brought upon, kept, or used in or about the Premise, with or without Landlord's consent, and Landlord has reason to believe that such Hazardous Materials are contaminating or may contaminate the Building Complex or soils or water, or pose a threat to the health of other occupants of the Building Complex, Landlord shall be entitled to have an environmental audit performed , the reasonable costs and expense of which shall be paid by Tenant. Except in the case of an obvious and immediate threat and danger, Landlord's "reason to believe," as used above, shall be established by a study conducted, at Landlord's expense, by a reputable environmental consultant into the materials present, Tenant's handling of the same, safety measures in place, and compliance with all local state and federal laws, rules and regulations regulating such materials and the use, transportation and disposal of the same.

         39.  OPTION TO EXTEND:

         Tenant shall have the right, if not in default at the time of exercise of the option, to extend the original term of this Lease for two renewal terms of five (5) years each (each hereinafter called a "Renewal Term"). Each Renewal Term shall begin upon the expiration of the original Lease Term, or upon expiration of the first Renewal Term, as the case may be. All of the terms, provisions, and covenants of this Lease shall apply to each Renewal Term; PROVIDED, HOWEVER, the Base Rent payable during each Renewal Term shall be at ninety-five percent (95%) of the fair market rental value determined as hereinafter set forth, at the commencement of each Renewal Term. Tenant shall exercise such option by delivering to Landlord written notice of its election to renew no later than six (6) months prior to the expiration of the original Lease Term or the first Renewal Term. For the purposes of this Lease, the term "Lease Term" shall mean the original Lease Term plus any applicable Renewal Term.

         Within fourteen (14) days after the Landlord's receipt of the Tenant's Notice of its election to renew, Landlord and Tenant shall meet and shall seek to establish the fair market rental value of the Premises as of the last day of the original Lease term or the first Renewal Term, as the case may be. The term fair market rental value of the Premises shall mean the rental rate that a ready, willing, and able tenant would agree to pay to lease the Premises then under this Lease, from a nonaffiliated landlord after arm's length negotiations, assuming that neither this Lease nor any other lease of the Premises were in effect. If the parties are unable to agree upon a fair market rental value within such fourteen (14) day period, Tenant shall, within seven (7) days of the expiration of such fourteen (14) day period, appoint an appraiser, who shall be an M.A.I. real estate professional with at least two
(2) years experience in commercial real estate appraisal in Boulder County to determine such fair market value, and shall give prompt written notice to the Landlord identifying such appraiser. Said appraiser shall, within fifteen
(15) days following his or her appointment, render his or her report to Tenant. If Tenant accepts the fair market rental value reflected by such report, Tenant shall immediately provide a copy thereof to Landlord. If Tenant does not accept the value of such appraisal, it shall have an additional ten (10) days to obtain a second appraisal and shall immediately provide a copy thereof to Landlord. If Landlord does not accept and agree to the fair market rental value of the Premises as reflected in Tenant's appraisal, it shall notify Tenant of that fact within five (5) days following receipt of the Tenants appraisal report, and Landlord shall, within seven (7) days following rejection of the Tenant's appraisal report, appoint an appraiser with the qualifications set forth above, who shall independently render his or her opinion of the fair market rental value of the Premises within fifteen (15) days after appointment. Failure of either party to appoint an appraiser and to cause such appraiser to agree in writing to be bound by the provisions of this Section within the respective seven (7) day period shall be deemed to be an irrevocable election to accept the determination of the fair market value made by the appraiser of the other party. Should Tenant reject the fair market rental value determined by Landlord's appraiser, and if the parties are unable to reach agreement upon the fair market rental value based upon the values reflected by the two appraisals in hand, within seven (7) days after receipt of the Landlord's appraisal, the Tenant's appraiser and the Landlord's appraiser shall appoint a third, similarly-qualified appraiser, and cause such appraiser to agree in writing to be bound by the provisions of this Section, and give Landlord and Tenant written notice of his or her identify. In the event the Appraisers are unable to agree on the third appraiser within said fourteen (14) day period, the parties hereto shall request that the President of the Boulder County Bar Association (or such other individual as to whom the parties may agree) appoint the third appraiser within seven (7) days. The third appraiser shall, within fourteen (14) days of his appointment, express to both Landlord and Tenant his or her determination of the fair market rental value of the Demised Premises, and such determination shall be determinative of the Demised Premises' fair market rental value at such time, shall be final, and shall govern for the purposes of this Section. If the appraisal procedure is used, each party shall bear the cost of the appraiser appointed by it, and the parties shall share equally the cost of the third appraiser. If only one appraiser shall be appointed, each party shall share equally the cost of such appraiser. The three percent (3%) fixed annual increase in Base Rent provided for during the initial Lease Term shall apply during each Renewal Term.

         40. RIGHT OF OPPORTUNITY ON ADDITIONAL SPACE:

          Every instance of any equal or superior right of first opportunity given by Landlord to any other tenant in the Building is listed on EXHIBIT F to this Lease. Landlord will not grant any additional rights of opportunity that are equal or superior to Tenant's rights, beyond those listed on Exhibit
F. Should Landlord become aware that additional space in the Building will become available for lease, at any time during the term of this Lease, Landlord agrees to provide to Tenant written notice of the availability of such space, which notice shall identify the space, the date the same will be available for occupancy, and the rental rate which Landlord will offer such space for rental to the public. Tenant shall have thirty (30) days following the effective date of Landlord's notice within which to notify Landlord that Tenant elects to rent such space, at the rental rate specified in Landlord's notice, for a term concurrent with the Term of this Lease. Should Tenant fail to give notice electing to rent such additional space within said thirty
(30)-day period, then Landlord may offer such space for lease to the public and may lease the same at any time thereafter at a rental rate equal to or greater than 90% of the rental rate stated in the original notice from Landlord to Tenant. If Landlord desires to lease such space at a rental rate less than 90% of that stated in the notice to Tenant, Landlord shall once again offer the same to Tenant for a period of ten (10) days, at the lower rental rate.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                                       LANDLORD:

                                       THW PARTNERS LIMITED PARTNERSHIP,
                                       a Colorado limited partnership

                                       By: THW, Inc., a Florida corporation
                                           General Partner

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                      TENANT:


                                       GILEAD SCIENCES, INC.,
                                       a Delaware corporation

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                   EXHIBIT "B"

                                LEGAL DESCRIPTION


                          Lot 2,
                          Center Green South, Replat A
                          Boulder County, Colorado

                                   EXHIBIT "C"

                   ESTOPPEL AND COMMENCEMENT DATE CERTIFICATE

         THIS ESTOPPEL AND COMMENCEMENT DATE CERTIFICATE ("Certificate") is executed this ____ day of _____________, _____, by THW Partners Limited Partnership, A Colorado limited partnership ("Landlord") and Gilead Sciences, Inc. ("Tenant") with respect to and forming a part of that certain office/light manufacturing building lease ("Lease") dated _____________, 1999, for the premises commonly known as the second floor, 2900 Center Green Court South, Boulder, Colorado ("Premises").

                                   WITNESSETH:

         WHEREAS, the parties desire to reaffirm and/or amend and certify to certain provisions of the Lease; and

         WHEREAS, the parties desire that the matters set forth herein be conclusive and binding on the parties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Lease Commencement Date is deemed and agreed to be ____________, 19__, and the Lease Termination Date is ____________, 19__,
unless sooner terminated, as provided therein.

         2. Tenant's first installment of Base Rent in the amount of ______________ Dollars ($______) for the period of ________________ (is due
on) (was paid on) ___________, 19__.

         3. By execution hereof, Tenant acknowledges and agrees that all improvements or other work required of Landlord has been satisfactorily performed and Tenant hereby accepts the Premises in full compliance with the terms and conditions of the Lease.

         4. Except as may be amended herein, all terms and conditions of the Lease shall continue in full force and effect and are hereby republished and reaffirmed in their entirety.

         5. This Certificate shall be binding upon and may be relied upon by the parties hereto and their respective legal representatives, successors, and assigns.

         IN WITNESS WHEREOF, the parties have executed this Certificate as of the day and year first above written.


                                       LANDLORD:

                                       THW PARTNERS LIMITED PARTNERSHIP,
                                       a Colorado limited partnership

                                       By: THW, Inc., a Florida corporation
                                           General Partner

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


                                       TENANT:

                                       GILEAD SCIENCES, INC.,
                                       a Delaware corporation

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                   EXHIBIT "D"

                              WORK LETTER AGREEMENT

         This Agreement supplements that certain lease (hereinafter referred to as the "Lease") dated and executed concurrently herewith by and between THW PARTNERS LIMITED PARTNERSHIP, a Colorado limited partnership (hereinafter referred to as "Landlord") and GILEAD SCIENCES, INC. (hereinafter referred to as "Tenant") with the terms defined in the Lease to have the same definition where used herein.

         WHEREAS, Landlord has leased to Tenant the second floor (the "Premises") in that certain building located at 2900 Center Green Court South, Boulder, Colorado ("Building");

         WHEREAS, Landlord and Tenant desire to set forth their understandings and agreement as to processes and procedures for constructing tenant improvements within the Premises (collectively, the "Work").

         NOW, THEREFORE, in consideration of the mutual benefits to be derived by Landlord and Tenant, and the covenants and conditions contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Within ten (10) days following the date this Lease has been executed by both parties, Landlord and Tenant shall reach agreement as to which party, that is Landlord or Tenant, will contract to have tenant finish work performed within the Premises. The party who will contract for such work is hereinafter referred to as the "Contracting Party."

         2. The Contracting Party shall cause all necessary drawings, plans, and specifications for the Work to be drawn by arranging therefor with an architect or space planner selected by the Contracting Party. If Landlord is not the Contracting Party, the selection of an architect or space planner shall first be approved by Landlord in Landlord's reasonable discretion. The final drawings, plans, and specifications shall be subject to Landlord's written approval (not unreasonably withheld or delayed), and shall be submitted on or before February 29, 2000, in order to allow the Contracting Party to substantially complete the Work on or before the Lease Commencement Date. A copy of the Landlord-approved final drawings, plans, and specifications shall be attached hereto as EXHIBIT D-1. The Contracting Party agrees to complete the construction of improvements within the Premises pursuant to the drawings, plans, and specifications approved by Landlord and a construction contract or construction contracts to be negotiated and entered into by the Contracting Party, which contractor or contractors must first be approved by Landlord in its sole discretion (collectively, "Construction Contract"). A copy of the Construction Contract shall be attached hereto as EXHIBIT D-2. Tenant agrees to accept, when completed, the tenant improvements constructed in accordance with such drawings, plans, and specifications. Other than the Work described in the Construction Contract, if Landlord is to be the Contracting Party, or other than the obligations of Landlord to pay the Tenant Build-Out Allowance as set forth in Paragraph 2, below, if Tenant is the Contracting Party,

Landlord shall have no obligation for the completion of the Premises, and Tenant shall accept the Premises in their "as is" condition as of the Date of the Lease.

         2. Landlord shall pay in a timely fashion (as prescribed in the Construction Contract), either in reimbursement to Tenant if Tenant is the Contracting Party or directly to the contractor and/or its subcontractors and suppliers if Landlord is the Contracting Party, all authorized and approved construction draws submitted by the contractor, until Landlord has disbursed the sum of One Hundred Twelve Thousand Two Hundred Seventy Seven and no/100 Dollars ($112,277.00) with respect to Work completed in the Premises (the "Tenant Build-Out Allowance"). No distribution of the Tenant Build-Out Allowance shall be made unless each draw thereon is accompanied by lien waivers evidencing payment to all contractors, subcontractors and suppliers by and through the preceding disbursement. All amounts in excess of the Tenant Build-Out Allowance required to pay for the Work shall be paid in a timely fashion (as prescribed in the Construction Contract) by Tenant as authorized and approved construction draws are submitted by the contractor. Tenant shall reimburse Landlord a proportionate amount of the Tenant Build-Out Allowance in the event Tenant defaults in the performance of any of its obligations under the Lease as provided in Paragraph 19 of the Lease, such proportionate amount to be determined by multiplying the Tenant Build-Out Allowance times a fraction, the numerator of which is the number of months remaining during the initial Term of the Lease, and the denominator of which is sixty (60) months.

         3. If Landlord is the Contracting Party, Tenant shall have the right to negotiate with the contractor in an effort to achieve any and all reasonable costs savings by changes to the drawings, plans, and specifications and/or the Construction Contract. Once the Construction Contract has been finalized and executed by the Contracting Party, no change orders, as referred to in the Construction Contract, shall be made, authorized or valid unless and until the same are signed by both Landlord and Tenant.

         4. If Tenant is the Contracting Party, no delay in arriving at substantial completion of the tenant improvements and no deferral of the Commencement Date shall occur as a result of delays in finalizing plans, specifications, Construction Contract or completing construction, unless such delay is a "Landlord Delay" as hereafter defined. A "Landlord Delay" shall mean the number of days in excess of five (5) business days taken by Landlord to approve of or consent to an architect or space planner, final drawings, plans and specification, the contractor or a change order, after the date a request for approval or consent of the same is submitted to Landlord. In the event of a Landlord Delay, the Commencement Date shall be postponed by the number of days involved in any such Landlord Delay.

         5. Landlord will allow Tenant to enter into the Premises for the purpose of installing furniture, fixtures and equipment and other leasehold improvements, including, but not limited to wall and floor coverings, millwork and draperies, prior to the Lease Commencement Date, all subject, however, to the terms and conditions of the Construction Contract; PROVIDED, HOWEVER, that any such entry shall be at Tenant's sole risk and provided further that such entry and work do not unreasonably interfere in any way with the performance of Landlord's work or other workers in and about the Building. At any time during such period of early entry, if Landlord notifies Tenant that Tenant's entry or work is interfering with or delaying the performance of work to be performed by Landlord or other workers in and about the Building, or causing any disruption whatsoever, Tenant shall forthwith discontinue any further work and shall vacate the Premises, and shall cause its workmen or contractors to remove therefrom, any equipment, materials or installations which are the subject of Landlord's notice.

         6. The parties agree that the foregoing procedures are adopted for the convenience of the parties, and that nothing herein is intended to change, modify, amend or abrogate any of the terms, provisions, covenants and conditions expressed in the Lease between the parties as heretofore amended.

         IN WITNESS WHEREOF, the parties have executed this Work Letter Agreement this __ day of November, 1999.


                                       LANDLORD:

                                       THW PARTNERS LIMITED PARTNERSHIP,
                                       a Colorado limited partnership

                                       By: THW, Inc., a Florida corporation
                                           General Partner

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------


                                       TENANT:

                                       GILEAD SCIENCES, INC.,
                                       a Delaware corporation

                                       By:
                                          ----------------------------------
                                       Name:
                                          ----------------------------------
                                       Title:
                                          ----------------------------------

                                   EXHIBIT "E"

                              RULES AND REGULATIONS

         Landlord and Tenant agree that the following Rules and Regulations shall be and hereby are made a part of this Lease, and Tenant agrees that Tenant's employees and agents, or any others permitted by Tenant to occupy or enter the Premises or the Building Complex, will at all times abide by said Rules and Regulations:

         1. The sidewalks and entries of the Building shall not be obstructed by Tenant, or Tenant's agents or employees, or used for any purpose other than ingress to and egress from the Premises.

         2. Furniture, equipment or supplies will be moved in or out of the Building only during such hours and in such manner as may be prescribed by Landlord. Tenant shall cause its movers to use only the loading facilities designated by Landlord. In the event Tenant's movers damage any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

         3. No safe or articles, the weight of which may in the opinion of Landlord constitute a hazard or damage to the Building or Building's equipment, shall be moved into the Premises.

         4. Safes and other equipment, the weight of which is not excessive, shall be moved into, from and about the Building only during such hours and in such manner as shall be prescribed by Landlord; and Landlord shall have the right to designate the location of such articles in the Premises.

         5. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building, as shall be first designated and approved in writing by Landlord, provided, however, there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building except as otherwise provided in the Lease. No furniture shall be placed in front of the Building or in any lobby or corridor, without the prior written discretionary consent of Landlord. Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, and at the expense of Tenant.

         6. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with any of the rules or ordinances of the Fire Department or of the Department of Health of the City and County where the Building is located.

         7. No animals (other than guide animals for the handicapped) shall be allowed in the Building. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises.

         8. No vehicles shall be permitted in the Building nor shall any vehicles be permitted to obstruct the sidewalks or entrances of the Building.

         9. Tenant shall not allow anything to be placed on the outside of the Building, nor allow anything to be thrown by Tenant, Tenant's agents or employees, out of the windows or doors of the Building. Tenant, except in case of fire or other emergency, shall not open any outside window.

         10. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the toilet rooms if locked by Landlord will be furnished by Landlord, and neither Tenant, Tenant's agents or employees shall have any duplicate keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms or vaults.

         11. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and/or Awnings at all windows and hallways.

         12. No awnings shall be placed over any window.

         13. If Tenant desires telegraphic, telephonic or other electric connections, Landlord or Landlord's agents will direct the electricians as to where and how the wires may be introduced and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

         14. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical operation in the Premises without Landlord's prior consent. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building Complex.

         15. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof, if any (i.e. the difference in the cost of such work if done on an evening, weeked or holiday, versus the cost of the work if done during regular weekday working hours.

         16. Except as permitted by Landlord, and except for normal office decorating, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury caused by Tenant, Tenant's agents or employees, shall be paid for by Tenant.

         17. Landlord shall, after reasonable notice to Tenant and during normal working hours of Tenant, have the right, by Landlord's representatives or agents, to enter the Premises and show the same to persons wishing to lease them, and may, at any time within sixty (60) days preceding the termination of Tenant's Lease term, place upon the doors and windows of the Premises a "For Rent" sign, which notice shall not be removed by Tenant.

         18. Tenant shall not obstruct or interfere with the rights of other tenants of the Building Complex, or of persons having business in the Building Complex, or in any way injure or annoy such tenants or persons.

         19. Tenant shall not commit any act or permit anything in or about the Building Complex which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on in or about the Building Complex or for any other reason.

         20. Tenant shall not use the Building for lodging, sleeping, or for any immoral or illegal purpose or for any purpose that will damage the Building, or the reputation thereof, or for any purposes other than those specified in the Lease.

         21. Canvassing, soliciting, and peddling in the Building Complex are prohibited, and Tenant shall cooperate to prevent such activities.

         22. Tenant shall not conduct mechanical or manufacturing operations other than those expressly permitted in Section 6 of the Lease without Landlord's prior consent, nor place or use any inflammable combustible explosive, or hazardous fluid, chemical, device, substance or material in or about the Building. Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities in connection with fire and panic safety and fire prevention and shall not commit any act or permit any object to be brought or kept in the Building, which shall result in a changed use of the general public, and Landlord shall, in all cases, retain the right to control or prevent access thereto by all persons whose presence in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building Complex and its tenants. Tenant shall not go upon the roof of the Building without the express prior written consent of Landlord.

         23. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building except in the refuse containers provided therefore.

         24. Tenant shall use the Common Areas only as a means of ingress and egress, and Tenant shall permit no loitering by any persons upon Common Areas or elsewhere within the Building Complex.

         25. Landlord its agents or representatives reserve the right to exclude or expel from the Building Complex any person, who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building Complex.

         26. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose then the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense and Landlord shall not be responsible therefor.

         27. During the term of the Lease, Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments and all departments thereof applicable to the presence, storage, user maintenance and removal of toxic, hazardous or contaminated substances (collectively, "hazardous material") in, on or about the Premises, which presence, storage, use, maintenance or removal is caused or permitted by Tenant. In no event shall the aforesaid be construed to mean that Landlord has given or will give its consent to Tenant's storing, using, maintaining or removing hazardous materials in, on or about the Premises.

         28. Tenant shall not permit its employees or agents to smoke in any lobby, hallway or restroom within the Building Complex or in any other areas of the Building Complex posted as a non-smoking area.

         29. Tenant agrees that Landlord may reasonably amend, modify, delete or add new and additional reasonable rules and regulations to the use and care of the Premises and the Building Complex, provided such changes shall not interfere with Tenant's quiet enjoyment of the Premises for its intended purposes. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any rules and regulations herein set forth or any reasonable amendments, modifications or additions thereto Landlord shall have all remedies in this Lease provided for in the event of default by Tenant.

                                    EXHIBIT F

    List of equal or superior rights of opportunity on vacant space within the Building.


                                      None